Household International Inc. AFSA - Fixed Income Investor Conference May 16, 2001

This presentation, in keeping with the requirements of the U.S. Securities and Exchange Commission's Regulation FD, has been filed with the Securities and Exchange Commission. Please further be advised that Regulation FD prohibits Household representatives from answering certain, specific questions during the Q&A session

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AGENDA

  Competitive Environment and Major Businesses
  Performance Measures
  Frequently Asked Questions
  Funding Outlook

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Leader in the consumer Finance Industry

  Largest independent U.S. consumer finance company

- Serving the middle market customer for 123 years

- $97.8 billion in managed assets

- Market capitalization over $30 billion
  Offer a broad array of consumer loan products valued by the middle class
  Consistent earnings and receivables growth
  Superior technology
  Varied distribution channels make cross-selling a reality
  Industry leading efficiency
  Strong market position in all businesses

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Competitive Environment

  Landscape is less, not more, competitive

- Exit of irrational players provides pricing and growth opportunities

- Credit card companies offer fewer teaser rates
  Weakening economy drives industry consolidation
  Ability to lead with strong brands is a competitive advantage

- HFC and Beneficial are two of the best-known names in the industry

- Partners with great brands: GM, AFL-CIO, Best Buy and others
  Strong balance sheet provides opportunities

- Successful business that can be financed on balance sheet

- Spread lending rather than a gain on sale business model

- Ability to purchase select portfolios

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Technology is a Competitive Advantage

  VISION system

- Pre-screened lead generation and prioritization

- Multiple product underwriting, instantaneous loan decisioning
  Multiple distribution channels and cross-selling

- Common technology platform

- Data warehouse contains over 48 million customer relationships
  Leading edge customer service and collection technology

- Maximizes productivity of newer employees

- Monitors the entire customer relationship and past performance
  Established Internet capabilities

- 50 production websites

- Over $550 million in receivables originated on-line

- 12 million unique visitors in 2000
  Technology permeates all facets of the business

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Household's Businesses

  Consumer Lending - Over 1,400 HFC and Beneficial branches in 46 states

- Control nearly 11% of U.S. non-prime mortgage and unsecured loan market

- Branches provide platform for cross-sell opportunities and strong organic growth
  Credit Card Services - 8th largest MasterCard/Visa issuer

- Provide full spectrum of credit card products

- True partnership approach; GM Card, Union Privilege
  Retail Services - Second largest 3rd party provider in U.S. with 10% market share

- More than 7.5 million active customers with over 60 active merchant relationships
  Auto Finance - A leading non-captive auto lender

- Trading coupon for better risk adjusted returns

- 90% of sales through new car dealerships
  Mortgage Services - Purchase loans in secondary market from over 200 correspondents

- Over $14.6 billion in total loans outstanding

- Improves credit quality and product mix of Household's portfolio
  Centralized underwriting and collections across all businesses

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AGENDA

  Competitive Environment and Major Businesses
  Performance Measures
  Frequently Asked Questions
  Funding Outlook

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2000 Operating Performance

  A record year of performance for Household

- Net income grew 14% to $1.7 billion

- EPS increased 16% to $3.55/share
  Return on equity relatively unchanged at 23.4%
  Return on managed assets (ROMA) declined slightly (6bps) to 1.93% due to the continued shift in portfolio mix toward real estate secured product, higher cost of funds, and higher operating expenses reflecting additional investments in the business
  Efficiency ratios remain "best in class" amidst increased investment, marketing and e-commerce spending
  Credit quality improved as 2+ delinquencies decreased to 4.20% from 4.66% and chargeoffs decreased to 3.64% from 4.13%

Financial Performance

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Financial Performance

  First quarter set another record

- Increased managed reserves by $146 million

- Continued emphasis on real estate secured originations

- Managed chargeoffs of 3.56% (annualized rate), down 44 bps from 1Q'00

- Increased spending on technology and marketing

Three Months Ended	3/31/01	3/31/00
Net Income (Millions)	$431.8	$372.9
Net Interest Margin	8.22%	8.31%
Efficiency Ratio	35.6%	36.2%
Return on Managed Assets	1.77%	1.82%
Return on Equity	21.6%	22.0%
TETMA	7.54%	6.94%

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Core Receivables

($ Millions)		% Change from Prior
	3/31/01	Qtr	Year
Real Estate Secured	$38,004.8	3.7%	23.2%
MasterCard/Visa	16, 570.2	(5.8)	6.8
Other Unsecured	16,548.7	2.0	18.8
Private Label Credit Card	11,875.4	(1.0)	7.9
Auto Finance	4,800.8	5.2	41.1
Total Core Products	$87,799.9	.9%	17.5%

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Net Interest Margin & Risk Adjusted Revenue

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2+ Delinquency by Product

	3/31/01	12/31/00	03/31/00
Real Estate Secured	2.61%	2.63%	2.99%
Auto Finance	1.79	2.55	1.52
MasterCard/Visa	3.68	3.49	3.06
Private Label	5.50	5.48	5.94
Other Unsecured	8.37	7.97	8.56

Total HI	4.25%	4.20%	4.43%

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Consumer Chargeoff Ratio by Product

	3/31/01	12/31/00	03/31/00
Real Estate Secured	.44%	.41%	.52%
Auto Finance	5.15	5.22	5.25
MasterCard/Visa	6.27	5.83	5.69
Private Label	5.08	5.06	5.65
Other Unsecured	6.27	5.92	7.41

Total HI	3.56%	3.41%	4.00%

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2001 Performance Objectives

Earnings Per Share	+ 13 - 15%
Receivables Growth	+ 11 - 14%
Return on Equity	> 20%
Return on Managed Assets (approx)	1.90%
Efficiency Ratio (approx)	34%
TETMA	> 7.50%

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Agenda

  Competitive Environment and Major Businesses
  Performance Measures
  Frequently Asked Questions
  Funding Outlook

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Frequently Asked Questions

  Economic Downturn
  Capital Management and Ratings
  Sub-Prime Business
  Predatory Lending
  Liquidity and Interest Rate Risk Management

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Economic Downturn

  What is your most likely scenario?
  How has Household prepared for the economic downturn?

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Likely Economic Scenario and Impacts

  Risks of a hard landing in the U.S. have increased
  Household has modeled both hard and soft landing scenarios:

	Hard Landing	Soft Landing
GDP Growth	1.8%-2.2%	0.2-0.6%
Unemployment	4.4%-4.8%	4.2%-4.6%
CPI	2.6%-3.0%	2.4%-2.8%

  Hard landing model incorporates modified 1990-91 severity scenario

- Consumer debt burdens higher

- Increased bankruptcy filings

- Unemployment lower
  Real estate market is unlike 1990-91

- Expect limited number of irrationally priced real estate markets

- Household is focused on lower and more stable-priced segment
  While losses and reserves increase, internal capital generation is expected to exceed $1 billion per year

- Strong margins

- Expect slowing asset growth

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Shift Toward Secured Receivables

  Within real estate secured product, a movement toward first lien

1997 < 50%

1Q'01 78%
  "Unsecured" product increasingly PHL

1997 13%

1Q'01 25%

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In Preparation for an Economic Downturn

  Began preparing in early 2000 for inevitable economic slowdown
  On-going upgrade of behavioral scoring models and dialer technology
  Tightened underwriting, improved scoring tools and raised cutoff scores
  Improved segmentation and reduced credit lines
  Continue to add collection staff

- Over 1,200 collectors added since 9/30/00
  Refined bankruptcy prediction models

- Although Household's bankruptcies have risen, they remain better than the industry

- (14% vs. 21% yr/yr respectively)
  Accelerated ability to implement new strategies
  Success favors large, sophisticated players

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Capital Management and Ratings

  Do fixed income investors matter to an ROE-driven company?
  What are Household's intentions regarding current ratings?
  What are Household's acquisition and expansion plans?

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Commitment to Current Ratings

  Size and scale of borrowing needs require constant access to capital markets
  Excess capital generation is currently $80-90 million per month
  Track record

- Issued $1.0 billion of common stock to purchase Transamerica Consumer Finance (June, 1997)

- Pooling of interests to merge Beneficial (June, 1998)

- $2 billion share repurchase program announced (March, 1999), $1.321 billion repurchased, $418 million issued, net repurchases are $903 million (March, 2001)
  The focus for both Household and the rating agencies is TETMA

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Expansion and Acquisitions

  Long-term we expect international presence to grow
  Domestically the focus is on portfolios rather than brick and mortar
  Disciplined approach to acquisitions

- Strategically compelling; usually involves adding customers or new leverageable skill set

- Household must be able to add value

- Target must be in an existing or complementary business line
  Acquisitions must be priced such that fixed income and equity investors will benefit

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Sub-Prime Businesses

  What is Household's appetite for future growth?
  What safeguards are in place to mitigate the potential downside?

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Orchard Bank

Growth Prospects

  Currently the market is less competitive than the prime market
  Relative to the prime card market, customers typically place a higher value on maintaining this card and credit line
  Expect disciplined growth over the next 2 years

Safeguards
  Very small individual exposures (typically $300-$800 lines)
  High utilization rates
  Fee, not margin, driven
  State of the art credit analytics, collection techniques and technology

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Credit Card Services - Overall

Business Mix

Portfolio	Percent of Portfolio	Key Segments	Competition
Prime
GM Card	46	Super-Prime	Airline cards,
		Prime	Reward cards,
			Discover

Union Privilege	32	Prime	MBNA, Cash,
			Check

Non-Prime
Household Bank	12	Near-Prime	Metris, CompuCredit,
		Other	Providian,
			Capital One

Orchard Bank	10	Sub-Prime	Providian,
			Capital One
As of March 31, 2001

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Household Automotive Finance

Growth Prospects
  Despite consolidation, industry remains fragmented with significant opportunities for strong participants
  Moving production upscale

- Trading coupon for better risk-adjusted returns

- Better and bigger market than sub-prime
  90% of new production through new car dealerships

Safeguards
  Centralized underwriting
  Added senior risk management and operational staff
  Tighter program parameters and increased cut-off scores
  New production skewed toward dealer participation vs. discount
  Risk mitigation

- Customer "satisfaction" interviews

- Accelerated repossession

- Quick disposition of collateral

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Auto Finance
	4Q'97	4Q'00
Collateral
Odometer mileage	31,267	24,659
New vehicles	16%	29%
Loan amount	$13,039	$16,402
Wholesale value of vehicles	$10,907	$15,119
Borrower
Monthly gross income	$ 2,853	$ 3,875
Home ownership	26%	41%
Participation	0%	47%

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Predatory Lending

What is Household's position regarding predatory lending?

How does Household limit predatory practices?

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Predatory Lending

  Non-prime or sub-prime lending does NOT equal predatory lending
  We consider predatory lending unethical
  Internal controls promote equal treatment for all customers

- Centralized underwriting

- Automated credit scoring

- All correspondent/broker product is re-underwritten by Household

- Purchasing insurance is not required for loan approval
  Household is a cash flow lender

- Income is documented as evidence of ability to repay

- Hard equity loans not permitted

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Predatory Lending

  Formed Household Consumer Advisory Board in February 2001

- Comprised of prominent political and academic figures

- Provides advice on lending and business principles as well as legislative initiatives

  Historically, Household has been a leader against predatory practices

- Russell Sage Foundation

- Money Management Institute

  Work with regulators and legislators
  Consumer education

- Consumer Credit Counseling Services sponsor

- Provide customers money management booklets and information

- Provide financial support to various consumer education programs

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Liquidity & Interest Rate Risk Management

What steps has Household taken to limit liquidity risk?

How does Household manage interest rate risk?

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Liquidity Management

  Liquidity management is the primary Treasury focus
  Manage CP outstandings to ensure 100% backstop coverage

- $10 billion committed lines in place with maturities ranging from 2002-2005

- $5.6 billion term facilities

- $4.4 billion 364 day facilities

- High quality bank group with 83% rated Aa3 or better
  Efforts continue to diversify funding through product offerings, broadening investor base and expanding geographic distribution
  Standard analyses are utilized to measure liquidity risk

- Limit concentration of debt maturity

- Maximum Cumulative Outflow (MCO) analyze both asset and liability runoff to manage funding risk
  Contingency funding plans are prepared quarterly forecasting worst case scenarios

- Assumes 90-day suspension of unsecured borrowing capacity

- Current position would require utilization of 52% of backstop banklines

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Liquidity Management
Largest Monthly			Cumulative
	Outflow		12 Month Outflow
Limit	15%			20%
		Yr. 1	Yr.2	Yr. 3	Yr. 4	Yr. 5
12/31/99	10.7%	8.1%	7.7%	5.6%	4.6%	2.1%
6/30/00	9.3%	6.5%	5.7%	2.2%	2.5%	5.8%
12/31/00	9.0%	5.0%	7.5%	5.6%	0.9%	0.9%
3/31/01	5.8%	5.6%	2.8%	(2.3%)	(7.4%)	(8.0%)
Net Cash Outflow(1)	$ 5.0	$ 4.8	$ 2.4	($ 2.0)	($ 6.4)	($ 6.9)

(1) $ Billion at 3/31/01)

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Interest Rate Risk Management

  Household has a limited appetite for interest rate risk
  Consolidated interest rate risk analyzed by business unit and legal vehicle
  Risk management strategies are earnings neutral under FAS 133 guidelines
  Several methods used to measure consolidated interest rate risk

- Two standard deviation interest rate shock on existing and forecasted balance sheet

- Gradual 200bp rate increase over next 12 months

(current risk is ($0.15)/share as of 2/28/01)

- Additional "what-if" analyses performed as needed
  Prime/Libor spread monitored constantly
  Debt issuance is the primary risk management tool
  Swaps are utilized to adjust interest rate risk position

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Agenda

  Competitive Environment and Major Businesses
  Performance Measures
  Frequently Asked Questions
  Funding Outlook

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Balanced Funding Mix
($ Millions)
CP and Other Short-Term Borrowings	$9,080	12%
Deposits	6,643	9
Domestic MTNs	18,103	23
Euro and Other Currencies	7,810	10
USD Senior Underwritten Debt	16,763	22
Asset-Backed Securities	18,571	24
Total	$76,970	100%

At March 31, 2001 (U.S. Issuers only)

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2001 Funding Objectives

  Goal is to expand and deepen investor base
  Maintain current ratings
  Maintain solid capital levels
  Make HFC the investors' bond of choice

- Provide large, liquid benchmark transactions that are fairly priced

- Build HFC credit curve in multiple currencies

- Use dealers who provide consistent, high-quality research and secondary market support

- Periodic investor education/information
  Develop new markets

- Retail-oriented products

- Non-dollar denominated issues

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2001 Funding Needs

  Total senior debt needs of $11 - 13 billion

- Large, liquid fixed rate transactions approximately quarterly; $6 - 8 billion

- MTNs of $2 - 4 billion, typically floating rate, 3 years or less

- Foreign currency offerings of $1 - 2 billion

* 2 Euro benchmarks

* Samurai and Kangaroo offerings
  Public securitization needs of $8 - 10 billion

- Involving all product classes

- Approximately 10 transactions

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Summary

  Household has been a responsible, leading provider of credit products to working class consumers for 123 years
  Consistent history of sustained earnings growth
  Strong balance sheet and internal capital generation
  Commitment to ratings
  Superior technology
  Most efficient operation in the industry

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Appendices (see graphs on following pages)

  US Median Housing Prices
  HI Core Receivable Growth
  Retail Services
  YTD Term Funding

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